Filed under Rule 497(k)

Registration No. 333-08653

SEASONS SERIES TRUST

Mid Cap Value Portfolio

(the “Portfolio”)

Supplement dated January 12, 2017, to the

Summary Prospectus dated July 29, 2016, as amended to date

On December 1, 2016, the Board of Trustees (the “Board”) of Seasons Series Trust (the “Trust”), including a majority of those trustees who are not interested persons of the Trust, as defined in the Investment Company Act of 1940, as amended, approved a new Subadvisory Agreement, between SunAmerica Asset Management, LLC (“SunAmerica”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) with respect to the Portfolio. T. Rowe Price will replace Goldman Sachs Asset Management, L.P. (“GSAM”) as a subadviser to a portion of the Portfolio. It is currently anticipated these changes will become effective on or about February 6, 2017 (the “Effective Date”).

The Board has the authority, pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission, to enter into subadvisory agreements without a shareholder vote under certain conditions. Shareholders of record on January 31, 2017, will receive a notice explaining how to access an information statement that contains additional information you should know about the new Subadvisory Agreement.

On the Effective Date, the following changes to the Prospectus will become effective:

In the section entitled “Portfolio Summary: Mid Cap Value Portfolio – Performance Information,” the second paragraph is deleted in its entirety and replaced with the following:

Effective October 24, 2014, Massachusetts Financial Services Company (“MFS”) assumed management of a portion of the Portfolio, which was previously managed by Lord Abbett & Co. LLC. Effective December 1, 2009, SAAMCo assumed management of the passively-managed portion of the Portfolio, which portion was previously managed by AIG Global Investment Corp. Effective February 6, 2017, T. Rowe Price Associates, Inc. (“T. Rowe Price”) assumed management of a portion of the Portfolio, which was previously managed by Goldman Sachs Asset Management, L.P.

The section entitled “Portfolio Summary: Mid Cap Value Portfolio – Investment Adviser,” and the table captioned “Portfolio Managers,” are deleted in their entirety and replaced with the following:

Investment Adviser

The Portfolio’s investment adviser is SAAMCo. The Portfolio is subadvised by T. Rowe Price and MFS. SAAMCo passively manages a portion of the Portfolio. The portfolio managers are noted below.

Portfolio Managers

Name	Portfolio Manager of the Portfolio Since	Title
SAAMCo
Timothy Campion	2012	Lead Portfolio Manager
Jane Bayar	2015	Co-Portfolio Manager
Andrew Sheridan	2013	Co-Portfolio Manager

T. Rowe Price
David Wallack	2017	Vice President and Portfolio Manager

MFS
Kevin J. Schmitz	2014	Investment Officer
Brooks A. Taylor	2014	Investment Officer

Capitalized terms used herein but not defined have the meaning assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.